EXHIBIT 99.1

Marlin Business Services Corp. Board of Directors Authorizes $10 Million Stock Repurchase Program

MOUNT LAUREL, N.J., May 30, 2017 (GLOBE NEWSWIRE) -- Marlin Business Services Corp. (Nasdaq:MRLN) today announced that its Board of Directors has authorized a stock repurchase program of up to $10 million of its outstanding shares of common stock, replacing the stock repurchase program announced in July 2014. The manner, timing and amount of any purchase will be based on an evaluation of market conditions, stock price and other factors.

“Marlin is committed to maximizing shareholder value, and we feel the share repurchase authorization is a positive step towards this goal,” said Jeffrey A. Hilzinger, Marlin’s President and CEO. “We believe the current share price is not indicative of the Company’s long-term intrinsic value, and this action underscores our confidence in our business prospects.  Given our strong balance sheet and operating momentum, we believe this share repurchase program is both a timely and appropriate use of the Company’s capital resources.”

The repurchase may be made on the open market, in block trades, through privately negotiated transactions or plans, pursuant to instructions or contracts established under Rule 10b5-1 under the Securities Exchange Act of 1934, or otherwise in accordance with applicable laws, rules and regulations. No time limit has been set for the completion of the program. The stock repurchase program does not obligate the Company to acquire any particular amount of common stock, and it may be suspended at any time at the Company's discretion. The stock repurchase will be funded using the Company's working capital. Any shares purchased under this program will be returned to the status of authorized but unissued shares of common stock.

About Marlin Business Services Corp.
Marlin Business Services Corp. is a nationwide provider of credit products and services to small businesses with a mission of helping small businesses fulfill their American dream. Our products and services are offered directly to small businesses and through financing programs with equipment manufacturers, distributors, dealers and other intermediaries. Marlin and its wholly-owned operating subsidiary, Marlin Business Bank, are publicly traded (NASDAQ:MRLN). For more information about Marlin, visit www.marlinfinance.com or call toll free at (888) 479-9111.

Forward-Looking Statements
This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. All statements contained in this release that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” “may,” “intend” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding, market, competitive, legal and/or regulatory factors, among others, affecting our business are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors is contained in our filings with the Securities and Exchange Commission, including the sections captioned “Risk Factors” and “Business” in the Company’s Form 10-K filed with the Securities and Exchange Commission. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contacts:
Taylor Kamp
Senior Vice President & Chief Financial Officer
856-505-4108

Lasse Glassen
Addo Investor Relations
lglassen@addoir.com
424-238-6249